Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

The Group has evaluated subsequent events through the date of issuance of the condensed consolidated financial statements, and except for the following events with material financial impact on the Group's condensed consolidated financial statements, no other subsequent event is identified that would have required adjustment or disclosure in the condensed consolidated financial statements.

On July 20, 2020, the Group signed a sales and purchase agreement to sell its property in Fo Tan, Hong Kong, at approximately $1.1 million. The property was assigned to the buyer on September 1, 2020.

On August 10, 2020, 27,243 options were granted to a consultant, which will be vested on August 10, 2021. The exercise price is $3.64 per share, which was based on the average closing price of the shares traded on the NASDAQ stock exchange for the five trading days immediately preceding the grant date.

On August 27, 2020, the Group entered into warrant exchange agreements (the "Purchaser Exchange Agreements") with two non-affiliated purchasers to exchange their warrant of the Company for Class A Ordinary Shares of the Company (the "Purchaser Warrant Exchange"). Pursuant to the Purchaser Exchange Agreements, the Company and the Non-affiliated Purchasers agreed that in consideration for exchanging in full all of the warrants held by the Non-affiliated Purchasers, the Company would exchange one (1) Class A Ordinary Share for each one (1) Purchaser Exchange Warrant. A total of 540,540 Class A Ordinary Shares were issued to two non-affiliated purchasers in exchange for 540,540 warrants. For other warrant holders who did not participate in the Purchaser Warrant Exchange, the exercise prices of their respective warrants would be reduced to a nominal amount pursuant to the anti-dilution provisions in such warrants.